                                                                    Exhibit 10.1


                             WAIVER OF COMPLIANCE
                                      TO
                             FACILITIES AGREEMENT



     THIS WAIVER OF COMPLIANCE (this "Waiver") dated as of September 5, 1997 is among BOSTON CHICKEN, INC., a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois), as agent for the Lenders and the Issuing Lender referred to below (in such capacity, together with its successors and assigns, the "Loan Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, for itself and as agent for the Lease Participants referred to below (in its individual capacity, "GECC"; and in such dual capacity, together with its successors and assigns, the "Lease Agent").

     WHEREAS, the Company has entered into that certain Secured Revolving Credit Agreement dated as of December 9, 1996 (the "Credit Agreement") among the Company, the financial institutions from time to time party thereto (the "Lenders"), Bank of America National Trust and Savings Association (as successor by merger to Bank of America Illinois), as letter of credit issuing bank (in such capacity, the "Issuing Lender"), and the Loan Agent;

     WHEREAS, the Company has entered into that certain Master Lease Agreement No. 2, dated as of December 9, 1996 (the "1996 Master Lease Agreement") between the Company and the Lease Agent;

     WHEREAS, GECC has heretofore and may hereafter convey to certain financial institutions (collectively with GECC, the "Lease Participants") participation interests in its rights, duties and obligations under the 1996 Master Lease Agreement; and

     WHEREAS, the Company, the Loan Agent and the Lease Agent have entered into
(i) that certain Intercreditor Agreement dated as of December 9, 1996 (as heretofore amended, the "Intercreditor Agreement") which sets forth certain agreements among the Lenders, the Issuing Lender, the Loan Agent, the Lease Agent and the Lease Participants with respect to, among other things, voting rights and collateral issues and (ii) that certain Facilities Agreement dated as of December 9, 1996 (as heretofore amended, the "Facilities Agreement") which sets forth certain agreements and provisions governing the conduct of the Company and certain of its Subsidiaries;

     WHEREAS, the Company has requested the Loan Agent and the Lease Agent to waive compliance by the Company with the provisions of Section 5.4 of the Facilities Agreement; and

     WHEREAS, the Loan Agent and the Lease Agent have received consents to this Waiver from the requisite percentage of Lenders and Lease Participants in accordance with Section 2.1 of the Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1.   WAIVERS.
                  -------

     In reliance on the Company's warranties set forth in Section 2 below, as of the date hereof the Loan Agent and the Lease Agent hereby waive compliance by the Company with the provisions of Section 5.4 of the Facilities Agreement during the Retail Periods ending on September 7, 1997, October 5, 1997 and November 2, 1997; provided, that this Waiver shall be null and void if:

               (a) the Company shall fail to maintain average weekly net revenue (i.e., gross revenue net of customer coupons and discounts) per Store for all such Stores (whether operated by the Company or a Franchisee) of not less than (i) $17,750 during the Retail Period ending October 5, 1997 and (ii) $18,000 during the Retail Period ending November 2, 1997; or

               (b) the aggregate outstanding principal amount of Revolving Loans shall exceed $45,000,000 at any time prior to delivery by the Company in accordance with Section 3.8(1) of the Facilities Agreement of the financial statements with respect to the Retail Period ending November 2, 1997.

     SECTION 2.   WARRANTIES.
                  ----------

     To induce the Loan Agent and the Lease Agent to enter into this Waiver, the Company warrants to the Loan Agent and the Lease Agent as of the date hereof that:

               (a) The representations and warranties contained in Article VI of the Credit Agreement, Section II of the Facilities Agreement and
          Section XVI of the 1996 Master Lease Agreement are true and correct as of the date hereof; and

               (b) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

     SECTION 3.   GENERAL.
                  -------

     (a) Terms used but not otherwise defined herein are used herein as defined in the Facilities Agreement.

     (b) As hereby modified, the Facilities Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

     (c) This Waiver shall be binding upon and shall inure to the benefit of the Company and the Agents and respective successors and assigns of the Agents.

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

     (d) This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Waiver.

     Delivered at Chicago, Illinois, as of the date and year first above written.

                                BOSTON CHICKEN, INC.


                                By:    /s/ Bernadette M. Dennehy
                                   ------------------------------------
                                   Title:  Vice President
                                         ------------------------------



                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION (as successor by merger to Bank of America Illinois) as Loan Agent


                                By:    /s/ David A. Johanson
                                   ------------------------------------
                                   Title:  Vice President
                                         ------------------------------



                                GENERAL ELECTRIC CAPITAL CORPORATION, as Lease Agent


                                By:    /s/ Daniel Gioia
                                   ------------------------------------
                                   Title:  AVP - SEC
                                         -----------------------------

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